UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

All Terrain Opportunity Fund
(Institutional Class: TERIX)

ANNUAL REPORT
October 31, 2016

All Terrain Opportunity Fund
A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Expense Example	24

This report and the financial statements contained herein are provided for the general information of the shareholders of the All Terrain Opportunity Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.allterrainfunds.com

CASTLE FINANCIAL & RETIREMENT PLANNING ASSOCIATES, INC.
BAUER CAPITAL MANAGEMENT, LLC.

All Terrain Opportunity Fund Annual Report

Dear Fellow Shareholders,

From 11/1/2015 to 10/31/2016, the All Terrain Opportunity Fund’s Institutional Class shares returned 1.74% while the HFRX Global Hedge Fund Index1 fell -1.30%. The All Terrain Opportunity Fund outperformed its respective benchmark due to the reduction in equity beta risk in the first quarter of 2016. Over the same period, the MSCI World Index returned 1.82% and slightly outperformed the All Terrain Opportunity Fund with significantly more volatility.

Navigating Historic Market Conditions

2016 was a historic year for global bonds as nearly $12 trillion dollars of worldwide debt had negative yields. In 2006, Central Bank balance sheets were under $6 trillion, whereas in 2016 central banks are continuing to print money at unprecedented rates. This has resulted in the number of Central Bank balance sheets increasing three-fold to approximately $18 trillion. The FED balance sheet equates to 24.2% of the total U.S. GDP while the European Central Bank balanced sheet is at 33.4% of the total Eurozone Gross Domestic Product. One must wonder how this experiment will end and what the repercussions will be in the future.

Equity Strategy

Our disciplined VERT process combines Valuations, Economic data, Risk indicators, and Trends, which drive our portfolio allocation. We evaluate global equity markets on an ongoing basis across the globe in order to rotate the portfolio according to our unique process. When economic data and trends are deteriorating, the All Terrain Opportunity Fund reduces exposure to equities in order to potentially preserve capital for investors. In the opposite scenario, when the data is improving and leading indicators are strong, the fund will allocate more capital to equities. We believe equity returns (Valuations) on the U.S. indices remain very anemic with low positive annualized returns for the foreseeable future. If the Federal Reserve continues on a tightening path, this may impact global growth, which is already slowing. In the third quarter of 2016, earnings growth was barely positive and currency pressures may continue to weigh on earnings.

Our largest equity position, SPDR S&P 500 ETF (SPY) was our largest contributor to performance on the equity side of the portfolio. The U.S. equity market remained the most resilient to downside shocks and has been one of the strongest equity markets over the last 7 years. Economic data and trends in the U.S still remain the strongest out of the other global equity markets. Valuations in U.S. equities are still slightly expensive on a historical basis, but we still found value in some individual names throughout the year. Three sector ETFs that contributed to positive performance for period were PowerShares S&P 500 High Dividend Low Volatility Portfolio (SPHD), Health Care Select Sector SPDR Fund (XLV) and VanEck Vectors Gold Miners ETF (GDX).

[1]	The fund changed its benchmark from the IQ Hedge Composite Beta Index to the HFRX Global Hedge Fund Index on June 17th, 2016.
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that investors shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-(844)-441-4440.

Johnson & Johnson, Altria Inc., PepsiCo, Randgold Resources Limited, and Newmont Mining Corporation have been positive contributors to performance for the All Terrain Opportunity Fund for the period. As global interest rates plunged, dividend paying stocks like Johnson & Johnson, Altria Inc., PepsiCo were favored by investors to find yield in their respective portfolios and these companies had attractive valuations at the time relative to their peers. The fund held Randgold Resources Limited & Newmont Mining Corporation because of falling yields and negative real rates. We believed that gold would ultimately rise in price and boost these individual stock prices.

The WisdomTree Europe Hedged Equity Fund had an adverse impact on fund performance. European stocks fell hard after the United Kingdom decided to leave the European Union, also known as “BREXIT”. The sector experienced significant outflows causing their equities to sell-off harder due to the uncertainty of whether other countries would leave the European Union. Apple Inc. was another detractor from fund performance in 2016. It had a rough start this year, as iPhone sales were declining and analysts expressed deep concerns about the company’s future despite having so much success in the past. Alibaba Group Holding Ltd. was another detractor to the fund’s performance. Emerging Market equities sold off hard in the 1st quarter of 2016 after the massive sell-off in oil prices. This unfortunately led to weakness in Alibaba and other Emerging Market equities. Lastly, Gilead Sciences was another stock that hurt fund performance after the company reported slower than expected growth from their blockbuster drugs.

Fixed Income Strategy

Valuations play a large role in the determination of what securities are selected for the asset allocation breakdown of the All Terrain Opportunity Fund. As mentioned in equity section, we expect lower than normal equity returns on a forward looking basis, which directly affects how the portfolio is positioned overall. For this reason, the fixed-income allocation in the All Terrain Opportunity Fund is the largest portion of the portfolio. Our largest position and a significant contributor to fund performance for the given period is the Pimco Income Fund (PIMIX), which had a distribution yield of 5.79% (at Net Asset Value) as of 10/31/20162. The allocation of PIMIX is split into two strategies, one being a higher yielding part of the portfolio, which is more risk-on. The other half plays a more defensive position to offset the risker part of the fund’s allocation.  Pimco Income has the majority of its assets in Non-Agency Mortgage Backed Securities. We believe the housing sector and solid fundamentals (historically low mortgage rates) have been strong tailwinds for housing-related credits.

The Pimco Income Fund also has a portion of its assets allocated to Emerging Market Debt. While high yield and corporate spreads are tight, we believe that on a risk adjusted rate of return, Emerging Market Debt still has a significant yield spread value over developed nation bonds. The Pimco Income Fund also has taken a very defensive approach by keeping the overall fund duration at around 2.5 years. We believe that this makes sense given how low interest rates are and how extending duration at historically low levels would be adding significant risk if interest rates were to spike for any reason. The fund also utilizes a high quality hedge by adding Australian government bonds providing potential capital preservation in a global risk-off period.

[2]
The distribution yield for monthly paying Funds is calculated by annualizing actual dividends distributed for the monthly period ended on the date shown and dividing by the net asset value on the last business day for the same period. The distribution yield for quarterly paying Funds is calculated by taking the average of the prior four quarterly distribution yields. The quarterly distribution yields are calculated by annualizing actual dividends distributed for the quarterly period ended on the most recent quarterly distribution date and dividing by the net asset value for the same date. The distribution yield for annual paying Funds is calculated by taking the annual distribution divided by the Fund’s net asset value on        ex-date. The yield is annualized if the Fund incepted less than a year ago. The yield does not include long- or short-term capital gains distributions. (PIMCO)

The Pimco Investment Grade Corporate Bond Fund also was a major contributor to fund performance. Oil prices collapsed in 2015 and continued to slide in 2016, which caused stress in global debt markets. Corporate bond spreads widened significantly in the 1st quarter of 2016 because of the decline in oil prices and our tactical approach took advantage of an overshoot by the market. The Angel Oak Multi-Strategy Income Fund (ANGIX) had an adverse impact on performance. Credit markets sold-off hard in the first quarter of 2016 and Angel Oak had exposure to Collateralized Loan Obligations (CLOs), which was a major headwind for Angel Oak’s fund performance.

Positioning and Outlook

Unprecedented global monetary policies continue to be the major focus of investors around the globe. The amount of monetary stimulus is pulling demand forward, which may be a concern for the market’s outlook moving forward. These policies have pushed investors into asset classes that are historically riskier in search of yield with global yields hovering at record lows. In our opinion, these unconventional policies may lead to a significant portion of investors’ assets caught in the wrong areas if or when things shift in a meaningful way. Quantitative Easing has not only helped U.S. companies, but also foreign companies borrow money at very low rates to buy back their stock. Buyback programs helped lift stock prices to all-time highs.

The Federal Reserve looks to continue their tightening path of monetary policy which is driving the U.S. dollar higher relative to a basket of foreign currencies. We believe a strong dollar will continue to put pressure on U.S. Large Cap Multi-National companies selling products and services overseas ultimately reducing sales and earnings. However, political changes in Washington may have a bigger effect on corporations in the coming years when new policies go into effect which may lead to trillions of dollars repatriated from foreign countries. Another major factor that may stimulate growth in the U.S. is the possibility of fiscal stimulus in 2017 and beyond, which may have significant impacts to the U.S. economy. This is our current view on some major drivers that should be very important factors when looking forward. Our proprietary models are projecting lower than expected equity returns in the near future due to slower global growth and political risks in 2017. Model data continues to put an emphasis on lower equity allocations until inputs improve. As market conditions change, the All Terrain Opportunity Fund will adapt and make the proper allocations where it deems necessary.

Sincerely,

Al Procaccino	Korey Bauer

The views in this letter were as of 11/22/16 and may not necessarily reflect the same views on the date this letter was first published or any time thereafter. These views are intended to help a shareholder in understanding the fund’s investment methodology and do not constitute investment advice.

Investment Considerations: The investment objective is to seek capital appreciation with positive returns in all market conditions. There can be no assurance that the Fund will achieve its objective or that any strategy (risk management or otherwise) will be successful.

Stock and bond values fluctuate in price so the value of your investment can go down depending on market conditions. International investing involves special risks including, but not limited to political risks, currency fluctuations, illiquidity and volatility. These risks may be heightened for investments in emerging markets. Derivatives entail risks relating to liquidity, leverage and credit that may reduce returns and increase volatility.

All Terrain Opportunity Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the HFRX Global Hedge Fund Index and the IQ Hedge Composite Beta Index. Results include the reinvestment of all dividends and capital gains.

Effective June 17, 2016, the performance benchmark has been changed from the IQ Hedge Composite Beta Index (the “prior benchmark”) to the HFRX Global Hedge Fund Index (the “new benchmark”). The Fund’s advisors believe the new benchmark is a better performance benchmark for comparison to the Fund’s performance and investment strategy. The new benchmark is designed to be representative of the overall composition of the hedge fund universe. The prior benchmark is designed to replicate the risk-adjusted return characteristics of hedge funds using various investment styles. These indices do not reflect expenses, fees, or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of October 31, 2016	1 Year	Since Inception	Inception Date
Institutional Class¹	1.74%	0.40%	11/03/14
HFRX Global Hedge Fund Index	-1.30%	-1.65%	11/03/14
IQ Hedge Composite Beta Index	2.53%	1.29%	11/03/14

[1]
Effective September 16, 2016 (“the Effective Date”), Class A shares have been re-designated to Institutional Class shares. Prior to the Effective Date, Class A shares were subject to a 5.75% sales charge. Returns would have been lower had sales charges been reflected. Prior to the Effective Date, the Fund was subject to a distribution fee pursuant to a Rule 12b-1 Plan. The distribution fee is reflected in the Fund’s performance for periods prior to the Effective Date.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (844) 441-4440.

Gross and net expense ratios for the Fund’s Institutional Class shares were 3.10% and 2.22%, respectively, which were the amounts stated in the supplement (dated September 7, 2016) to the current prospectus dated March 1, 2016. Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”) and Bauer Capital Management, LLC (“Bauer Capital”), the Fund’s advisors, have contractually agreed to waive fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.70% of the average daily net assets of Institutional Class shares of the Fund. This agreement is in effect until March 1, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

All Terrain Opportunity Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 60 days of purchase will be charged a redemption fee of 1.00%.

All Terrain Opportunity Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Number of Shares		Value

	EXCHANGE-TRADED FUNDS – 15.8%
2,000	iShares TIPS Bond ETF	$231,720
16,500	SPDR S&P 500 ETF Trust	3,507,075
1,250	ZKB Gold ETF-A USD*1	1,547,287

	TOTAL EXCHANGE-TRADED FUNDS (Cost $5,244,212)	5,286,082

	MUTUAL FUNDS – 81.2%
25,338	BlackRock Strategic Municipal Opportunities Fund - Class Institutional	296,706
455,104	DoubleLine Total Return Bond Fund - Class I	4,937,880
47,106	Goldman Sachs Dynamic Municipal Income Fund - Class Institutional	745,685
55,970	Ivy Municipal High Income Fund - Class Y	297,761
4,062	MFS International Value Fund - Class I	153,839
91,996	PIMCO Diversified Income Fund - Class Institutional	988,960
1,319,009	PIMCO Income Fund - Class Institutional	15,907,248
141,199	Semper MBS Total Return Fund - Class Institutional	1,495,301
31,295	Vanguard Equity Income Fund - Admiral Shares	2,042,970
20,747	Vanguard Intermediate-Term Tax-Exempt Fund - Admiral Shares	296,888

	TOTAL MUTUAL FUNDS (Cost $27,428,120)	27,163,238

	SHORT-TERM INVESTMENTS – 4.6%
1,525,583	Fidelity Institutional Treasury Portfolio, 0.22%[2]	1,525,583

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,525,583)	1,525,583

	TOTAL INVESTMENTS –101.6% (Cost $34,197,915)	33,974,903
	Liabilities in Excess of Other Assets – (1.6)%	(545,798)

	TOTAL NET ASSETS –100.0%	$33,429,105

ETF – Exchange-Traded Fund

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type	Percent of Total Net Assets
Mutual Funds	81.2%
Exchange-Traded Funds	15.8%
Short-Term Investments	4.6%
Total Investments	101.6%
Liabilities in Excess of Other Assets	(1.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2016

Assets:
Investments, at value (cost $34,197,915)	$33,974,903
Receivables:
Fund shares sold	60,000
Dividends and interest	113,239
Prepaid expenses	18,579
Total assets	34,166,721

Liabilities:
Payables:
Investment securities purchased	500,000
Segregated cash due to Broker	185,595
Advisory fees	19,112
Auditing fees	14,991
Transfer agent fees and expenses	7,330
Custody fees	2,460
Chief Compliance Officer fees	2,164
Fund administration fees	2,131
Fund accounting fees	1,609
Shareholder servicing fees (Note 7)	656
Trustees' fees and expenses	510
Accrued other expenses	1,058
Total liabilities	737,616

Net Assets	$33,429,105

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$34,555,316
Accumulated net investment income	51,202
Accumulated net realized loss on investments, purchased options contracts and written options contracts	(954,401)
Net unrealized depreciation on:
Investments	(223,012)
Net Assets	$33,429,105

Shares of beneficial interest issued and outstanding	1,379,942
Net asset value per share	$24.23

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2016

Investment Income:
Dividends	$1,398,526
Interest	6,370
Total investment income	1,404,896

Expenses:
Advisory fees	503,726
Distribution fees - Class C (Note 8)[1]	72,991
Transfer agent fees and expenses	57,796
Distribution fees - Class A (Note 8)[2]	55,068
Registration fees	52,202
Fund administration fees	47,284
Fund accounting fees	42,858
Legal fees	25,159
Chief Compliance Officer fees	23,999
Shareholder servicing fees (Note 7)	19,609
Auditing fees	15,002
Custody fees	13,532
Shareholder reporting fees	12,519
Miscellaneous	11,771
Trustees' fees and expenses	7,401
Insurance fees	2,239
Interest expense	868
Total expenses	964,024
Advisory fees waived and/or other expenses absorbed	(260,070)
Voluntary advisory fees waived	(45,399)
Net expenses	658,555
Net investment income	746,341

Realized and Unrealized Gain (Loss) on Investments, Purchased Option Contracts and Written Option Contracts
Net realized gain (loss) on:
Investments	(153,492)
Purchased options contracts	(303,052)
Written options contracts	37,225
Net realized loss	(419,319)

Capital gain distributions from regulated investment companies	111,010

Net change in unrealized appreciation/depreciation on:
Investments	56,617
Purchased options contracts	(6,379)
Written options contracts	27,369
Net change in unrealized appreciation/depreciation	77,607
Net increase from payments by affiliates (Note 3)	6
Net realized and unrealized loss on investments, purchased option contracts and written option contracts	(230,696)

Net Increase in Net Assets from Operations	$515,645

[1]	Class C shares were re-designated as Class I shares on August 29, 2016. Class I shares were liquidated on September 30, 2016.
[2]	Class A shares were re-designated as Institutional Class on September 16, 2016.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2016	For the Period November 3, 2014* through October 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$746,341	$210,633
Net realized loss on investments, purchased options contracts and written options contracts	(419,319)	(703,287)
Capital gain distributions from regulated investment companies	111,010	169,672
Net change in unrealized appreciation/depreciation on investments, purchased options contracts and written options contracts	77,607	(300,619)
Net increase from payments by affiliates (Note 3)	6	-
Net increase (decrease) in net assets resulting from operations	515,645	(623,601)

Distributions to Shareholders:
From net investment income:
Class I1	-	(1,738)
Class C2	(219,057)	(233,508)
Institutional Class[3]	(531,681)	(128,547)
Total distributions to shareholders	(750,738)	(363,793)

Capital Transactions:
Net proceeds from shares sold:
Class I1	-	100,000
Class C2	10,000	29,902,300
Institutional Class[3]	27,811,571	10,574,469
Reinvestment of distributions:
Class I1	-	1,738
Class C2	187,231	1,159
Institutional Class[3]	531,561	121,903
Cost of shares redeemed
Class I1	(98,929)	-
Class C2	(25,778,221)	(2,688,956)
Institutional Class[3]	(3,710,944)	(2,313,290)
Net increase (decrease) in net assets from capital transactions	(1,047,731)	35,699,323

Total increase (decrease) in net assets	(1,282,824)	34,711,929

Net Assets:
Beginning of period	34,711,929	-
End of period	$33,429,105	$34,711,929

Undistributed net investment income	$51,202	$42,167

Capital Share Transactions:
Shares sold:
Class I1	-	4,000
Class C2	409	1,195,818
Institutional Class[3]	1,177,409	422,718
Shares reinvested:
Class I1	-	70
Class C2	7,795	47
Institutional Class[3]	22,088	4,931
Shares redeemed
Class I1	(4,070)	-
Class C2	(1,094,890)	(109,179)
Institutional Class[3]	(153,573)	(93,631)
Net increase (decrease) from capital share transactions	(44,832)	1,424,774

*	Commencement of operations.
[1]	Class I shares were liquidated on December 4, 2015.
[2]	Class C shares were re-designated as Class I shares on August 29, 2016. Class I shares were liquidated on September 30, 2016.
[3]	Class A shares were re-designated as Institutional Class on September 16, 2016.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2016	For the Period November 3, 2014* through October 31, 2015
Net asset value, beginning of period	$24.39	$25.00
Income from Investment Operations:
Net investment income[1,2]	0.60	0.29
Net realized and unrealized loss on investments	(0.18)	(0.52)
Total from investment operations	0.42	(0.23)

Less Distributions:
From net investment income	(0.58)	(0.38)
Total distributions	(0.58)	(0.38)

Net asset value, end of period	$24.23	$24.39

Total return[3]	1.74%	(0.93)%	[6]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$33,429	$8,146

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed[4]	2.69%	2.83%	[7]
After fees waived and expenses absorbed[4,5]	1.78%	1.95%	[7]
Ratio of net investment income to average net assets (including interest expense):
Before fees waived and expenses absorbed[2]	1.56%	0.30%	[7]
After fees waived and expenses absorbed[2]	2.47%	1.18%	[7]

Portfolio turnover rate	206%	283%	[6]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.

[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Prior to September 16, 2016, returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to September 16, 2016, returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $25,000 or more. If the sales charge was included, total returns would be lower.

[4]	Does not include expenses of the investment companies in which the Fund invests.
[5]
Prior to September 16, 2016, the Advisor had contractually agreed to limit the operating expenses of Class A to 1.95%. Effective September 16, 2016, the Advisor has contractually agreed to limit the operating expenses to 1.70% of the Institutional Class which was re-designated from Class A on that date.

[6]	Not annualized.
[7]	Annualized.

See accompanying Notes to Financial Statements.

All Terrain Opportunity Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 2016

Note 1 – Organization
The All Terrain Opportunity Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to provide capital appreciation with positive returns in all market conditions. The Fund commenced investment operations on November 3, 2014, with three classes of shares: Class A, Class C and Class I. Class I shares were liquidated on December 4, 2015. Class C shares were re-designated to Class I shares on August 29, 2016, and were subsequently liquidated on September 30, 2016. Class A shares were re-designated to Institutional Class on September 16, 2016.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

All Terrain Opportunity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

(c) Options
The Fund may write or purchase options contracts primarily to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in option contracts written for the year ended October 31, 2016 were as follows:

	Number of Contracts	Premium Amount
Outstanding at October 31, 2015	150	$29,331
Options written	2,280	166,639
Options terminated in closing purchasing transactions	(2,085)	(165,308)
Options expired	(300)	(28,472)
Options exercised	(45)	(2,190)
Outstanding at October 31, 2016	-	$-

(d) Exchange Traded Funds (“ETFs”)
ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which the Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk as well as risks associated with fixed-income securities.

All Terrain Opportunity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

(e) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(f) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period November 3, 2014 (commencement of operations) through October 31, 2015, and as of and during the year ended October 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

All Terrain Opportunity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Castle Financial & Retirement Planning Associates, Inc. (“Castle Financial”), and Bauer Capital Management, LLC (“Bauer Capital”), who serve as co-investment advisors and construct the Fund’s portfolio (collectively referred to as the “Advisors”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to Bauer Capital and Castle Financial at the annual rate of 0.90% and 0.60%, respectively, of the Fund’s average daily net assets. Until further notice, Castle Financial has agreed to voluntarily waive any advisory fee that it is entitled to receive after its payment of any reimbursement to the Fund of operating expenses pursuant to its expense limitation agreement.

The Advisors have contractually agreed to waive their fee and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.70% of the average daily net assets of the Fund. Any such fee waiver or reimbursement of operating expenses will be borne 60% by Castle Financial and 40% by Bauer Capital. This agreement is in effect until March 1, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended October 31, 2016, the Advisors waived advisory fees and absorbed other expenses totaling $305,469. The advisors will not seek recoupment of any advisory fee waived or other expenses absorbed.

	Advisory Fees Accrued	Advisory Fees Waived and/or Other Expenses Absorbed
Castle Financial	$201,490	$201,441	*
Bauer Capital	$302,236	$104,028

*	Castle Financial has agreed to voluntarily waive a portion of its advisory fee after expenses reimbursed. The voluntarily advisory fee waived is reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended October 31, 2016, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended October 31, 2016, are reported on the Statement of Operations.

An Affiliate reimbursed the Fund $6 for losses related to trade error. The amount of the reimbursement had no impact to the Fund’s NAV.

All Terrain Opportunity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

Note 4 – Federal Income Taxes
At October 31, 2016, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$34,301,832
Gross unrealized appreciation	$108,709
Gross unrealized depreciation	(435,638)
Net unrealized depreciation on investments	$(326,929)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain/(loss) as follows:

Increase (Decrease)
	Accumulated Net	Accumulated Net
Paid-In Capital	Investment Income/Loss	Realized Gain/Loss
$5,408	$13,432	$(18,840)

As of October 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$52,122
Undistributed long-term gains	-
Tax accumulated earnings	52,122

Accumulated capital and other losses	(851,404)
Unrealized depreciation on investments	(326,929)
Total accumulated deficit	$(1,126,211)

As of October 31, 2016, the Fund had a short-term capital loss carryover of $521,765 and a long-term capital loss carryforward of $329,639. To the extent that the fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of the distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

Distributions paid from:	2016	2015
Ordinary income	$750,738	$363,793
Net long-term capital gains	-	-
Total taxable distributions	750,738	363,793
Total distributions paid	$750,738	$363,793

All Terrain Opportunity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the year ended October 31, 2016 and the period November 3, 2014 (commencement of operations) through October 31, 2015, the Fund received $0 and $0, respectively, in redemption fees.

Note 6 - Investment Transactions
For the year ended October 31, 2016, purchases and sales of investments, excluding short-term investments and options, were $62,537,269 and $64,043,366, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of average daily net assets attributable to Institutional Class shares to shareholder servicing agents who provide administrative and support services to their customers. The Plan was effective for Class I (formerly Class C) and Class I until their liquidation date.

For the year ended October 31, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 - Distribution Plan
The Trust, on behalf of the Fund, had adopted a Rule 12b-1 plan with respect to its Class A and Class C shares. Under the plan, the Fund paid to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services was 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services were 0.75% and 0.25%, respectively, of the average daily net assets of such shares.

Upon re-designation, the Fund’s Institutional Class Shares were not subject to a Rule 12b-1 distribution fee, and the Rule 12b-1 Plan that was in effect for the Class A shares was terminated. The Plan was effective for Class C until its re-designation date. Class I shares were not subject to any distribution or service fees under the Plan.

For the year ended October 31, 2016, distribution fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

All Terrain Opportunity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Exchange-Traded Funds	$5,286,082	$-	$-	$5,286,082
Mutual Funds	27,163,238	-	-	27,163,238
Short-Term Investments	1,525,583	-	-	1,525,583
Total Investments	$33,974,903	$-	$-	$33,974,903

*	The Fund did not hold any Level 2 or 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 11 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the year ended October 31, 2016.

All Terrain Opportunity Fund
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2016 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$(303,052)	$37,225
Total	$(303,052)	$37,225

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$(6,379)	$27,369
Total	$(6,379)	$27,369

The number of contracts is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of October 31, 2016 are as follows:

Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	602	(80)

Note 12 - Recently Issued Accounting Pronouncements
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

The Fund declared the payment of a distribution to be paid, on December 29, 2016, to shareholders of record on December 28, 2016 as follows:

Long Term Capital Gain	Short Term Capital Gain	Income
$-	$-	$.16135

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of All Terrain Opportunity Fund and
the Board of Trustees of
Investment Managers Series Trust II

We have audited the accompanying statement of assets and liabilities of the All Terrain Opportunity Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period November 3, 2014 (commencement of operations) through October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and broker or by other appropriate auditing procedures where reply from broker was not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the All Terrain Opportunity Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period November 3, 2014 through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2016

All Terrain Opportunity Fund
SUPPLEMENTAL INFORMATION (UNAUDITED)

For the year ended October 31, 2016, 25.00% of the dividends to be paid from net investment income, including short-term capital gains, if any, from the Fund, are designated as qualified dividend income.

For the year ended October 31, 2016, 15.33% of the dividends to be paid from net investment income, including short-term capital gains, if any, from the Fund, are designated as dividends received deduction available to corporate shareholders.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (844) 441-4440. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 - present).	12	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 - present). Director, Managed Accounts, Merrill Lynch (2007 - 2008).	12	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 - present).	12	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (2006 - June 2014).	12	Investment Managers Series Trust, a registered investment company (includes 80 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust II (September 2013 - January 2016).	12	Investment Managers Series Trust, a registered investment company (includes 80 portfolios).

All Terrain Opportunity Fund
SUPPLEMENTAL INFORMATION (UNAUDITED) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Terrance P. Gallagher [a] (born 1958) President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 - 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 - January 2016).
			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam, and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

All Terrain Opportunity Fund
EXPENSE EXAMPLE
For the Six Months Ended October 31, 2016 (Unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period* 5/1/16 – 10/31/16
Actual Performance	$ 1,000.00	$1,006.90	$ 8.80
Hypothetical (5% annual return before expenses)	1,000.00	1,016.36	8.85

*
Expenses are equal to the Fund’s annualized expense ratios of 1.75%, multiplied by the average account values over the period, multiplied by 184/366 (to reflect the since inception period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

All Terrain Opportunity Fund
A series of Investment Managers Series Trust II

Investment Co-Advisor
Castle Financial & Retirement Planning Associates, Inc.
2899 State Highway 35
Hazlet, New Jersey 07730-1549

Investment Co-Advisor
Bauer Capital Management, LLC
2899 State Highway 35
Hazlet, New Jersey 07730-1549

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
All Terrain Opportunity Fund – Institutional Class	TERIX	46141T 604

Privacy Principles of the All Terrain Opportunity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the All Terrain Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (844) 441-4440 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (844) 441-4440 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund (toll-free) at (844) 441-4440. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

All Terrain Opportunity Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (844) 441-4440

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-844-441-4440.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2016	FYE 10/31/2015
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2016	FYE 10/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2016	FYE 10/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	01/09/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	01/09/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	01/09/2017